Kemper Variable Series

Kemper Horizon 5 Portfolio

Kemper Horizon 10+ Portfolio

Kemper Horizon 20+ Portfolio

Supplement to Prospectus Dated May 1, 2000

The Board of the above-mentioned Portfolios (identified in the chart below under the heading "Acquired Portfolio") recently approved an Agreement and Plan of Reorganization (the "Plan") between each Portfolio and the corresponding Acquiring Portfolio identified in the chart below.

The Plan applicable to each Portfolio provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Portfolio solely in exchange for voting shares of the corresponding Acquiring Portfolio. The shares received by each Portfolio would then be distributed to shareholders of the applicable Portfolio as part of the Portfolio's liquidation provided for in the Plan. (Each transaction contemplated by a Plan is referred to as a "Reorganization.")

Each Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the applicable Portfolio. A Special Meeting (the "Meeting") of the shareholders of each Portfolio will be held on or about March 14, 2001 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Portfolio at that time. In connection with each Meeting, the applicable Portfolio will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and (ii) a Prospectus for the Acquiring Portfolio.

If the Plan for a Portfolio is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about the appropriate Proposed Reorganization Date identified in the chart below. If shareholder approval of a Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event shareholders of a Portfolio fail to approve the Plan for that Portfolio, the Portfolio will continue to operate and the Portfolio's Board may resubmit the Plan for shareholder approval or consider other proposals.

Acquired Portfolio                      Acquiring Portfolio                           Proposed Reorganization Date
---------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 5 Portfolio              Kemper Total Return Portfolio                          April 30, 2001
---------------------------------------------------------------------------------------------------------------------------
Kemper Horizon10+ Portfolio             Kemper Total Return Portfolio                          April 30, 2001
---------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio            Kemper Total Return Portfolio                          April 30, 2001
---------------------------------------------------------------------------------------------------------------------------

November 30, 2000